SUB-ITEM 77o

                   MORGAN STANLEY QUALITY MUNICIPAL SECURITIES
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        NOVEMBER 1, 2009 - APRIL 30, 2010

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
                                                                     AMOUNT OF    % OF    % OF
                                      OFFERING                        SHARES    OFFERING  FUNDS
    SECURITY      PURCHASE/  SIZE OF  PRICE OF     TOTAL AMOUNT      PURCHASED PURCHASED  TOTAL
    PURCHASED    TRADE DATE OFFERING   SHARES       OF OFFERING       BY FUND   BY FUND  ASSETS       BROKERS        PURCHASED FROM
---------------- ---------- -------- --------- -------------------- ---------- --------- ------ ------------------- ----------------

   Puerto Rico    01/28/10     --      $96.909       $1,823,757,271  1,450,000     0.08%  0.60%  Citi, BofA Merrill     Citigroup
    Sales Tax                                                                                     Lynch, Barclays
    Financing                                                                                    Capital, Goldman,
   Corporation                                                                                   Sachs & Co., J.P.
                                                                                                   Morgan, Morgan
                                                                                                    Stanley, RBC
                                                                                                  Capital Markets,
                                                                                                   UBS Financial
                                                                                                      Services
                                                                                                  Incorporated of
                                                                                                 Puerto Rico, Wells
                                                                                                 Fargo Securities,
                                                                                                 BBVARPR, FirstBank
                                                                                                    Puerto Rico
                                                                                                Securities, Popular
                                                                                                    Securities,
                                                                                                     Santander
                                                                                                 Securities, Scotia
                                                                                                      Capital

   Puerto Rico
 Electric Power    3/26/10     --      $97.768         $822,210,000    750,000     0.09%  0.30%  J.P. Morgan, Citi,     JP Morgan
Authority 5.250%                                                                                  Morgan Stanley,
  due 7/1/2040                                                                                   Barclays Capital,
                                                                                                BofA Merrill Lynch,
                                                                                                  Goldman Sachs &
                                                                                                 Co., Ramirez & Co.
                                                                                                   Inc., Raymond
                                                                                                 James, RBC Capital
                                                                                                    Markets, UBS
                                                                                                 Financial Services
                                                                                                  Incorporated of
                                                                                                 Puerto Rico, Wells
                                                                                                 Fargo Securities,
                                                                                                    BBVAPR MSD,
                                                                                                  FirstBank Puerto
                                                                                                  Rico Securities,
                                                                                                 Oriental Financial
                                                                                                 Services, Popular
                                                                                                    Securities,
                                                                                                     Santander
                                                                                                     Securities
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